UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

March 16, 2007

COMPLIANCE SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

90 Pratt Oval, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2007, Compliance Systems Corporation, a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Cornell Capital Partners, LP (“Cornell”) whereby the Company sold to Cornell, and Cornell purchased from the Company, One Hundred Fifty Thousand Dollars ($150,000) of the Company’s secured convertible debentures (the “Debentures”) for a total purchase price of One Hundred Fifty Thousand Dollars ($150,000). In connection with the Purchase Agreement, the Company paid, directly out of the proceeds of this funding, a commitment fee equal to ten percent (10%) of the purchase price, a structuring fee equal to Ten Thousand Dollars ($10,000) and a due diligence fee equal to Two Thousand Five Hundred Dollars ($2,500) to Yorkville Advisors, LLC.

Interest accrues on the outstanding principal balance of the Debentures at an annual rate equal to ten percent (10%) through March 13, 2009. The Debentures are convertible into shares of common stock of the Company (“Common Stock”) at the option of the holder, in whole or in part at any time and from time to time, after the Original Issue Date (as defined in the Debentures) subject to certain limitations on conversion set forth therein. The number of shares of Common Stock issuable upon a conversion equals the quotient obtained by dividing (x) the outstanding amount of the Debentures to be converted by (y) the lesser of (a) Ten Cents ($0.10) or (b) eighty percent (80%) of the lowest volume weighted average price of the Common Stock during the five (5) trading days immediately preceding the date of conversion, as quoted by Bloomberg, LP. The Company shall not effect any conversions of the Debentures and the holder shall not have the right to convert any portion of the Debentures or receive shares of Common Stock as payment of interest hereunder to the extent that after giving effect to such conversion or receipt of such interest payment, the holder, together with any affiliate thereof, would beneficially in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares as payment of interest.

The Debentures are secured by (i) the Pledged Collateral (as such term is defined in the Security Agreement, dated March 8, 2006, by and between the Company and Montgomery Equity Partners, LP (“Montgomery”), an affiliate of Cornell) and the UCC-1 filed with New York Department of State Filing No.: 200603140232846 and the UCC-1 filed with Nevada Secretary of State Filing No.: 2006008088-6, (ii) the Pledged Collateral (as such term is defined in the Subsidiary Security Agreement, dated March 8, 2006, by and between Telephone Blocking Services Corporation and Montgomery) and the UCC-1 filed with New York Department of State Filing No.: 200603140233987, (iii) the Pledged Collateral (as such term is defined in the Subsidiary Security Agreement, dated March 8, 2006, by and between Callcenter Tools, Inc. and Montgomery) and the UCC-1 filed with New York Department of State Filing No.: 0603140233331, (iv) the Pledged Collateral (as such term is defined in the Subsidiary Security Agreement, dated March 8, 2006, by and between Jasmin Communications, Inc. and Montgomery) and the UCC-1 filed with New York Department of State Filing No.: 200603140233305, (v) the Pledged Collateral (as such term is defined in the Subsidiary Security Agreement, dated March 8, 2006, by and between Call Compliance.com, Inc. and Montgomery) and the UCC-1 filed with Delaware Secretary of State Filing No.: 6085570 0, (vi) the Pledged Collateral (as such term is defined in the Subsidiary Security Agreement, dated March 8, 2006, by and between Call Compliance, Inc. and Montgomery) and the UCC-1 filed with New York Department of State Filing No.: 200603140233381, (vii) the Pledge and Escrow Agreement, of even date with the Purchase Agreement, by and among the Company, Cornell and David Gonzalez, Esq., as escrow agent and (viii) the Patent Collateral (as such term is defined in the Security Agreement (Patent), of even date with the Purchase Agreement, by and between the Company and Cornell).

In connection with the Purchase Agreement, the Company and Cornell entered into that certain Investor Registration Rights Agreement, of even date with the Purchase Agreement, pursuant to which the Company provided certain registration rights to Cornell under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute and applicable state securities laws. Further, the Company entered into Irrevocable Transfer Agent Instructions, dated March 16, 2007, with Cornell and Continental Stock Transfer & Trust Company (“Continental”) in connection with the Purchase Agreement and Amended and Restated Irrevocable Transfer Agent Instructions, dated March 16, 2007, with Cornell and Continental in connection with a prior debenture transaction with Montgomery.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c) Not applicable

(d)  Exhibit No. Description

Exhibit	Description	Location

Exhibit 10.1	Securities Purchase Agreement, dated March 16, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.2	Investor Registration Rights Agreement, dated March 16, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.3	Secured Convertible Debenture, dated March 16, 2007, issued by the Company to Cornell Capital Partners, LP	Provided herewith
Exhibit 10.4	Security Agreement, dated March 10, 2006, by and between the Company and Montgomery Equity Partners, Ltd.	Incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K as filed with the SEC on March 10, 2006
Exhibit 10.5	Form of Subsidiary Security Agreement, dated March 10, 2006, by and between the Company’s subsidiaries and Montgomery Equity Partners, Ltd.	Incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K as filed with the SEC on March 10, 2006
Exhibit 10.6	Security Agreement (Patent), dated as of March 16, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.7	Pledge and Escrow Agreement, dated March 16, 2007, by and among the Company, Cornell Capital Partners, LP and David Gonzalez, Esq.	Provided herewith
Exhibit 10.8	Irrevocable Transfer Agent Instructions, dated March 16, 2007, by and among the Company, Cornell Capital Partners, LP and Continental Stock Transfer & Trust Company	Provided herewith
Exhibit 10.9	Amended and Restated Irrevocable Transfer Agent Instructions, dated March 16, 2007, by and among the Company, Cornell Capital Partners, LP and Continental Stock Transfer & Trust Company	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2007
COMPLIANCE SYSTEMS CORPORATION

	By:	/s/ Dean Garfinkel
Dean Garfinkel, President